                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       Form 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                   Date of Report (Date of earliest event reported)
                                    July 31, 1998


                               WESTFIELD AMERICA, INC.
                -----------------------------------------------------
                (Exact Name of registrant as specified in its charter)


       Missouri                    1-12923                  43-0758627
----------------------------- ----------------- -------------------------------
(State of Other Jurisdiction   (Commission             (I.R.S. Employer
     of Incorporation)          File Number)           Identification No.)

11601 Wilshire Boulevard, 12th Floor, Los Angeles, California    90025
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     (Address of Principal Executive Offices)                    (Zip Code)

          Registrant's telephone number, including area code (310) 478-4456

                                      No Change
-------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

                       This Current Report consists of 5 pages.
                       The Exhibit Index is located at page 5.
                                  Page 1 of 5 pages




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 31, 1998, Westfield America, Inc. (the "Company") announced its acquisition, on that date, of a 50% interest in Valley Fair Mall, located in San Jose, California, and a 100% interest in University Towne Centre, located in San Diego, California. The acquisitions were made pursuant to an Asset Purchase Agreement, dated as of April 6, 1998, between TrizecHahn Centers, Inc. ("TrizecHahn") and The Rouse Company and the Company, as amended July 31, 1998.

     The acquisitions were made through separate limited liability companies wholly-owned by Westfield America Limited Partnership, the operating partnership through which the Company conducts substantially all of its business. The Company paid a total consideration of $332 million for the acquisitions to affiliates of TrizecHahn, including the assumption of approximately $122 million of existing mortgage indebtedness. The amount of consideration was determined by arm's length negotiations. The funds for this acquisition came from borrowings under the Company's unsecured corporate credit facility with National Australia Bank Limited, Australia and New Zealand Banking Group Limited, Commonwealth Bank of Australia and Union Bank of Switzerland.

     Valley Fair is a super regional shopping center with 1,138,000 square feet of gross leasable area. It has 161 specialty stores and three anchors:
Nordstrom, Macy's and a Macy's Men and Home store. The Company intends to continue to operate Valley Fair as a super regional shopping center for the foreseeable future.

     University Towne Centre is an open air super regional shopping center with 1,033,000 square feet of gross leasable area. It has 148 specialty stores and four anchors: Nordstrom, Robinsons-May, Macy's and Sears. The Company intends to continue to operate University Towne Centre as a super regional center for the foreseeable future.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          The Company will file financial statements of the businesses acquired and pro forma financial information within sixty days of the date of this filing.

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

Exhibit No.    Description of Exhibit
-----------    ----------------------
10.1           Asset Purchase Agreement, dated as of April 6, 1998, between
               TrizecHahn Centers, Inc. and the Rouse Company

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               and the Company, incorporated herein by reference to Exhibit 10.1 of the Company's Form 10-Q for the quarter ended June 30, 1998.

10.2 Amendment No. 1, dated as of July 31, 1998, between TrizecHahn Centers Inc., and The Rouse Company and the Company.

99 Copy of the Press Release, dated July 31, 1998, issued by the Company, publicly announcing the activities reported therein.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTFIELD AMERICA, INC.


Date: August 17, 1998                   By: /s/ Irv Hepner
                                            ---------------------
                                            Irv Hepner
                                            Secretary


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                                  INDEX TO EXHIBITS

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

Exhibit No.    Description of Exhibit
-----------    ----------------------
10.1           Asset Purchase Agreement, dated as of April 6, 1998, between
               TrizecHahn Centers, Inc. and the Rouse Company and the Company, incorporated herein by reference of the Exhibit 10.1 to Company's
               Form 10-Q for the quarter ended June 30, 1998.

10.2 Amendment No.1, dated as of July 31, 1998, between TrizecHahn Centers Inc., and The Rouse Company and the Company.

99 Copy of the Press Release, dated July 31, 1998, issued by the Company, publicly announcing the activities reported therein.


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